UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2025

BlackRock TCP Capital Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-00899	56-2594706
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2951 28th Street, Suite 1000
Santa Monica, California		90405
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 566-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCPC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

On February 27, 2024, BlackRock TCP Capital Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) announcing its financial results for the fourth quarter and year ended December 31, 2024.  This amended Current Report on Form 8-K/A amends the Original 8-K to correct a typographical error in the press release included as Exhibit 99.1 to the Original 8-K, for which a corrected and replaced press release has been issued by the Company.  The corrected and replaced press release is included as Exhibit 99.1 to this Form 8-K/A. In the press release, Consolidated Results of Operations, third paragraph, third sentence, should have read: Net unrealized losses for the three months ended December 31, 2024 were $72.3 million, or $0.85 per share (instead of Net unrealized gains for the three months ended December 31, 2024 were $72.3 million, or $0.85 per share).

This amended Current Report on Form 8-K/A is being filed solely to correct such typographical errors referenced herein and does not amend, in any way, and does not modify or update any other disclosures contained in the Original 8-K. Accordingly, this amended Current Report on Form 8-K/A should be read in conjunction with the Original 8-K.

Item 2.02 Results of Operations and Financial Condition.

On February 27, 2025, the registrant issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2024. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On February 27, 2025, the registrant issued a press release, included herewith as Exhibit 99.1, announcing the declaration of a first quarter regular dividend of $0.25 per share and a special dividend of $0.04 per share, both payable on March 31, 2025 to stockholders of record as of the close of business on March 17, 2025. The Company intends to declare a special dividend of at least $0.02 per share of common stock in each of the second and third quarters of 2025, subject to Board approval. In addition, on February 25, 2025, the Adviser voluntarily agreed to waive one-third of its base management fee with respect to the Company for three calendar quarters beginning on January 1, 2025 and ending on September 30, 2025.

The information disclosed under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, Dated as of February 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock TCP Capital Corp.

Date:	February 27, 2025	By:	/s/ Erik L. Cuellar
		Name: Title	Erik L. Cuellar Chief Financial Officer